SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IPSIDY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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	(4)	Date Filed:

Ipsidy Inc.

2021

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

December 29, 2021

at 10:00 a.m. Eastern Time

Virtual Meeting to be Held by Webcast

Ipsidy Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Ipsidy Inc. (“Ipsidy” or the “Company”) will be held virtually by webcast, on December 29, 2021, at 10:00 a.m. Eastern Time, to consider the below proposals. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at https://edge.media-server.com/mmc/p/afo9uvqp .

1.	To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021;

3.	To approve and ratify the adoption of the 2021 Equity Incentive Plan and to authorize 1,250,000 shares of common stock for issuance thereunder;

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

5.	To recommend, on an advisory basis, a one, two or three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation; and

6.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” the directors set forth in Proposal 1, “FOR” Proposals 2, 3 and 4 and that you vote for a three-year interval between the say-on-pay votes. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting.

As we did for the 2020 Annual Meeting, due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, we are very pleased that for this year’s Annual Meeting we will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions prior to and during the meeting by visiting: https://edge.media-server.com/mmc/p/afo9uvqp at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting.

Having regard to the current pandemic we are pleased to embrace the latest technology to provide safe and expanded access, improved communication and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

However, whether or not you plan to attend the meeting virtually, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, please provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting virtually and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 29, 2021. In addition to the copies you have received, the Proxy Statement and our 2020 Annual Report on Form 10-K to Stockholders are available at: http://www.edocumentview.com/AUID.

By Order of the Board of Directors

/s/ Phillip L. Kumnick
Phillip L. Kumnick
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING VIRTUALLY, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Ipsidy Inc.
670 Long Beach Boulevard

Long Beach, New York 11561
516-274-8700

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ipsidy Inc. dba auithID.ai (“authID.ai” “Ipsidy” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via webcast on December 29, 2021, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about November 19, 2021.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock virtually in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 9, 2021, will be entitled to receive notice of, attend virtually and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Ipsidy Inc. has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on December 29, 2021, at 10:00 a.m. Eastern Standard Time virtually via webcast. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about November 19, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://edge.media-server.com/mmc/p/afo9uvqp. You also will be able to vote your shares online by going to http://www.investorvote.com/AUID.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10.00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

Prior to the commencement of the meeting please go to https://edge.media-server.com/mmc/p/afo9uvqp. There you will be asked to register with your name, e-mail address and company details – or if none insert “Individual”.

We encourage stockholders to vote prior to the meeting but if you wish to vote on the day of the meeting you will be able to vote your shares online by going to http://www.investorvote.com/AUID and please follow the instructions in “How to Vote” below and on your Proxy Card.

Why are you holding a virtual meeting instead of a physical meeting?

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, we are very pleased that for this year’s Annual Meeting will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, and submit your questions prior to and during the meeting by visiting: https://edge.media-server.com/mmc/p/afo9uvqp at the meeting date and time described in the accompanying proxy statement. You will be able to vote your shares electronically by going to http://www.investorvote.com/AUID. There is no physical location for the Annual Meeting.

Having regard to the current pandemic we are pleased to embrace the latest technology to provide safe and expanded access, improved communication and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each shareholder, we are furnishing proxy materials via the Internet. This reduces both the costs and the environmental impact of sending our proxy materials to our shareholders. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.

If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included on the documents you received. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on the documents you received. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual shareholder meetings.

The Notice of Internet Availability is first being sent to shareholders on or about November 19, 2021. Also on or about November 19, 2021, we will first make available to our shareholders this Proxy Statement and the form of proxy relating to the 2021 Annual Meeting filed with the SEC on November 19, 2021.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting; and

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

What is the proxy card?

The proxy card enables you to appoint Thomas L. Thimot, our Chief Executive Officer, and Stuart P. Stoller, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, or by voting electronically or by telephone you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card (or submitted electronically or by telephone). This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including:

(i) the election of seven persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(ii) ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021;

(iii) To approve and ratify the adoption of the 2021 Equity Incentive Plan and to authorize 1,250,000 shares of common stock for issuance thereunder;

(iv) To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(v) To recommend, on an advisory basis, a one, two or three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

In addition, management will respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 23,206,155 shares of Ipsidy common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 7,735,385 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Our stockholders may hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

In addition to the copies of this proxy that you may receive, the Notice of Internet Availability provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet at http://www.edocumentview.com/AUID;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on November 9, 2021, your shares were registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered a stockholder of record with respect to those shares, and the Notice of Internet Availability, or Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares via the Internet or by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on November 9, 2021, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the Notice of Internet Availability or the enclosed Proxy Card.

●	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

●	By Mail. You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. You may attend and vote at the Annual Meeting virtually. When you log on to the Webcast there will be instructions about how to vote.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the Notice of Internet Availability or the enclosed Proxy Card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. When you log on to the Webcast there will be instructions about how to vote.

How will my vote be counted if I have not yet exchanged my stock certificate for new Common Shares?

On June 14, 2021 we completed a 1-for-30 reverse stock split of our shares of common stock. At that time all stockholders were notified and encouraged to exchange their old paper stock certificates for new shares of common stock in electronic book entry form. If you have not yet exchanged your certificate you will still be able to vote your shares and your votes will be counted on a “as exchanged”, post-split basis. That is to say to say you will get 1 vote for every 30 shares represented by a stock certificate as of November 9, 2021.

We encourage you to exchange your old paper certificate for new electronic shares, using the exchange form provided. If you have lost your certificate or the exchange form, or have any questions about the exchange process, please contact Computershare at 1-877-373-6374 (U.S.) 1-781-575-3100 or by e-mail to web.queries@computershare.com.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for election of the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

●	for ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021;

● ● ●

for the approval and ratification of the adoption of the 2021 Equity Incentive Plan and the authorization of 1,250,000 shares of common stock for issuance thereunder;

to approve, on an advisory basis, the compensation of the Company’s named executive officers;

to recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2020 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2020 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Ipsidy Inc., 670 Long Beach Boulevard, Long Beach, New York 11561; Attention: Chief Financial Officer.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Ipsidy’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of November 9, 2021, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name	Position	Number of Shares of Common Stock		Percentage of Common Stock
Officers and Directors
Thomas L. Thimot	Director & CEO	146,426	(2)	0.6%
Phillip L. Kumnick	Director	1,308,221	(3)	5.4%
Philip R. Broenniman	Director	1,125,935	(4)	4.7%
Thomas R. Szoke	Chief Solutions Architect	1,069,444	(5)	4.5%
Stuart P. Stoller	Chief Financial Officer	371,529	(6)	1.6%
Cecil N. Smith III (Tripp)	President and Chief Technology Officer	44,642	(7)	0.2%
Jacqueline L. White	Director	20,833	(8)	0.1%
Michael L. Koehneman	Director	22,833	(8)	0.1%
Sanjay Puri	Director	20,833	(8)	0.1%
Michael A. Gorriz	Director	20,833	(9)	0.1%
Neepa Patel	Director	0	(10)	0.0
Total Officers and Directors		4,151,529		17.3%

5% Stockholders
Stephen Garchik	Stockholder	1,801,212	(11)	7.7%
Andras Vago	Stockholder	1,578,942	(12)	6.8%
Total 5% Stockholders		3,380,154		14.5%

Total Officers, Directors and 5% Stockholders		7,531,683		31.9%

(1)	Applicable percentage ownership is based on 23,206,155, shares of common stock outstanding as of November 9, 2021. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of are deemed to be beneficially owned by the person holding such securities for computing the percentage of ownership of such person, but are not treated as outstanding for computing the percentage ownership of any other person.

(2)	Includes 71,426 shares of common stock, and (ii) a stock option to acquire 1,200,000 shares of common stock at an exercise price of $7.80 per share vesting over a four-year period and subject to certain performance vesting criteria, of which 75,000 shares will be vested as of January 8, 2022.

(3)	Includes (i) 71,425 shares of common stock, (ii) 50,000 shares of restricted common stock that will vest prior to January 8, 2022, (iii) a stock option to acquire 100,000 shares of common stock at $1.65 per share vesting over a three year period, of which 66,667 will have vested as of January 8, 2022 (iv) a stock option to acquire 1,111,111 shares of common stock at $2.10 per share, (v) a stock option to acquire 9,018, shares of common stock at $7.20 per share and (v) a stock option to acquire 283,334, shares of common stock at $7.20 per share that vest upon meeting performance criteria. The performance criteria have not been met as of November 8, 2021.

(4)	Includes (i) 122,747 shares of common stock, (ii) 50,000 shares of restricted common stock that will vest prior to January 8, 2022, (iii) a stock option to purchase 555,556 shares of common stock at a price of $2.10 per share, (iv) a stock option to purchase 5,411 shares of common stock at a price of $7.20, (v) a stock option to purchase 383,334 shares of common stock at a price of $7.20 per share which vest upon meeting performance criteria. The performance criteria have not been met as of November 8, 2021 (vi) common stock purchase warrants to acquire 11,667 shares of common stock at $4.95 per share and 8,750 shares of common stock at $2.64 per share, (vii) 340,832 shares of common stock held by Varana Capital Focused L.P. (“VCFLP”) and a common stock purchase warrant to acquire 30,972 shares of common stock at $4.50 per share held by VCFLP. Mr. Broenniman is the Managing Partner of Varana Capital, LLC, which, in turn, is the investment manager of and has dispositive control over the shares held by VCFLP. By virtue of these relationships, in addition to the shares he holds personally, Mr. Broenniman may be deemed to beneficially own the shares held by VCFLP.

(5)	Includes (i) 636,111 shares of common stock, (ii) 100,000 shares held by Mr. Szoke’s wife, (iii) a stock option to acquire 333,333 shares of common stock at an exercise price of $13.50 per share and (iv) a stock option to acquire 33,334 shares of common stock at an exercise price of $7.20 per share which vest as to one-third on each of May 4, 2022, 2023 and 2024 or earlier change of control.

(6)	Includes (i) 10,417 shares of common stock (ii) a stock option to acquire 166,667 shares of common stock at $3.00 per share, (iii) 166,667 restricted stock common shares that that will vest prior to January 8, 2022, (iv) a stock option to acquire 83,333 shares of common stock at a price of $2.775 per share which vest as to one-third on each of October 7, 2021, 2022 and 2023 and (v) a stock option to acquire 100,000 shares of common stock at an exercise price of $7.20 per share which vest as to one-third on each of May 4, 2022, 2023 and 2024 or earlier change of control.

(7)	Includes (i) 7,142 shares of common stock, and (ii) a stock option to acquire 600,000 shares of common stock at $7.80 per share vesting over a four year period and subject to meeting performance criteria, of which 37,500 will have vested as of January 8, 2022.

(8)	Each Non-Management Director received on their appointment a stock option to acquire 62,500 shares of common stock at an exercise price of $7.80 per share, which vest over a three-year period after each Annual Meeting subject to continued service, of which 20,833 will be vested as of January 8, 2022.

(9)	Includes (i) 1,000 shares of common stock, (ii) 1,000 shares of common stock held by Mrs. Koehneman, and (iii) a stock option to acquire 62,500 shares of common stock at an exercise price of $7.80 per share, which vest over a three-year period after each Annual Meeting subject to continued service, of which 20,833 will be vested as of January 8, 2022

(10)	Comprises a stock option to acquire 29,173 shares of common stock at an exercise price of $15.97 per share, which vest over a three-year period after each Annual Meeting subject to continued service, none of which will be vested as of January 8, 2022.

(11)	Includes (i) 1,706,211 shares of common stock, (ii) Garchik Universal Limited Partnership, which Mr. Garchik jointly controls with his sister, holds 11,667 shares of common stock, and (iii) a common stock purchase warrant to acquire 83,334 shares of common stock at $4.50 per share.

(12)	Includes 106,667 shares held by Multipolaris Corporation, 832,275 shares held by Interpolaris Pte. Ltd. and 640,000 held by MP Informatikai Kft. Mr. Vago is an officer and principal of each of these entities, and he may be deemed the beneficial owner or the shares held by such entities.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years. Our Board currently consists of eight persons, seven of whom have been nominated by the Company to stand for re-election. The Board and its Governance Committee believe the Board nominees possess the skills and experience to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy. Below is the biographical information pertaining to our executive officers and directors.

Name	Age	Position
Thomas L. Thimot	55	Director and Chief Executive Officer
Phillip L. Kumnick	54	Chairman of the Board of Directors
Cecil N. Smith III (Tripp)	42	President and Chief Technology Officer
Stuart P. Stoller	66	Chief Financial Officer
Thomas R. Szoke	57	Chief Solutions Architect
Philip R. Broenniman	56	President, Chief Operating Officer and Director
Michael A. Gorriz (1)(2)(3)	62	Director
Michael L. Koehneman* (1)(2)	61	Director
Neepa Patel	38	Director
Sanjay Puri* (2)(3)	52	Director
Jacqueline L. White* (1)(3)	57	Director

*	denotes Committee Chair

(1)	Audit Committee

(2)	Governance Committee

(3)	Compensation Committee

Thomas L. Thimot

Mr. Thimot was appointed as Chief Executive Officer and as a Director of our company on June 14, 2021. From 2018 through November 2020, Mr. Thimot served as Chief Executive Officer and Director of Socure, Inc., a leading provider of identity verification and fraud risk solutions. Prior to joining Socure, from September 2015 to October, 2018, Mr. Thimot served as CEO and Director of Clarity Insights a privately held provider of data science consulting acquired by Accenture plc. where he was responsible for all operational aspects of the business. Prior to Clarity Insights, Mr. Thimot served as the Vice President of Cognizant Technology Solutions (Nasdaq: CTSH), a consulting firm and emerging business accelerator where he was responsible for all emerging services related to social, mobile, data analytics and cloud. Prior to 2015, Mr. Thimot held various roles and founded various businesses including his own consulting business, CaseCentral (an eDiscovery cloud-based software service now part of Oracle), Kazeon (a data and analytics software provider now part of Dell), GoRemote, Netegrity and Enigma. Mr. Thimot started his career with Oracle, Price Waterhouse and Accenture and received his BS Mechanical Engineering from Marquette University.

Phillip L. Kumnick

Mr. Kumnick was appointed a director of the Company in December 2019 and served as the Chief Executive Officer from May 2020-June 2021. On October 30, 2020 he also became the Chairman of the Board of Directors of the Company. From 2010 to 2018, Mr. Kumnick was Senior Vice President Global Acquirer Processing at Visa, Inc., and was the executive in charge of leading and growing Visa’s acquirer and merchant processing services and omni-channel solutions on a global basis. Mr. Kumnick was also a key contributor to the design of the Secure Remote Commerce (SRC) standard now being rolled out by the card brands, which aims to provide a simple and secure card payment experience. SRC uses tokenization to protect consumers’ sensitive data and intelligent identity authentication to help distinguish legitimate cardholders from fraudsters. Mr. Kumnick was the product owner and developer of Visa’s critical entry into encryption and tokenization products and services for their acquiring partners for transactions at the physical point of sale. Prior to joining Visa, Mr. Kumnick was the leader of the Cards & Payments practice of Cap Gemini Consulting from October 2009 through June 2010. Prior to Cap Gemini Consulting. Mr. Kumnick was a Senior Vice President at TSYS Acquiring Solutions from 2001 to 2009, with responsibility for leading the Product Management team and expanding the Company’s portfolio of merchant and acquirer products. He was also a leader of key M&A activities, including business development and strategic investment in Europe, Latin America and Asia, and helped expand TSYS’ client footprint to over 70 countries. Mr. Kumnick started his payments career at MasterCard International where he worked from 1988 to 2000, in various capacities, rising to Vice President & Chief Settlement Officer – Global Settlement Operations. In that role he was responsible for the 7 x 24 x 365 mission critical clearing and payment operations of a $3.0 billion per day global EFT and treasury operation. Mr. Kumnick was a strategic subject matter expert and key contributor to the evolution of MasterCard’s global processing functions.  Mr. Kumnick has an MBA- Finance and a BS Finance from St. Louis University.

Cecil N. Smith III (Tripp)

Mr. Smith was appointed as President and Chief Technology Officer on June 14, 2021. Mr. Smith is a technologist and thought leader specializing in data, analytics and AI. His experience spans entrepreneurial ventures to Fortune 100 enterprises, centered around strategy, product engineering, sales, and building high performance data science and engineering teams. In 2011, Mr. Smith joined Clarity Insights, a RLH Equity and Salesforce Ventures-backed data consultancy with deep data science, artificial intelligence and machine learning expertise. There he worked with hyper scale technology companies ultimately rising to Chief Technology Officer. Mr. Smith led Clarity Insights to a $100MM+ ARR and an acquisition by Accenture AI in 2020. In 2020, Mr. Smith joined Socure Inc., a leading provider of identity verification and fraud risk solutions, as an advisor supporting Product, Technology, Marketing, and Sales functions. Mr. Smith previously held technical leadership roles at Hewlett Packard and the Advisory Board Company and is a graduate of the University of North Carolina at Chapel Hill.

Stuart Stoller

On January 31, 2017, Stuart Stoller was appointed Chief Financial Officer of the Company. Prior to joining the Company Mr. Stoller served as Chief Financial Officer and Board Member for TestAmerica Environmental Services LLC from May 2016 to October 2017. From December 2013 to April 2016, he was the Chief Financial Officer of Associated Food Stores. Mr. Stoller served as Chief Financial and Administrative Officer for Sleep Innovations from August 2009 to October 2013. Prior to joining Sleep Innovations, Mr. Stoller for 29 years served various roles with the New York Times Company including Senior Vice President for Process Reengineering and Corporate Controller and various capacities at Macy’s which included the role of Senior Vice President and Corporate Controller. He also was the controller of Coopers & Lybrand LLP. He is a Certified Public Accountant.

Thomas R. Szoke

Thomas R. Szoke serves as Chief Solutions Architect of the Company. Mr. Szoke is a co-founder of Innovation in Motion (“IIM”) a predecessor of Ipsidy and has over 25 years of product engineering, global sales and operations management experience. He has held several executive positions in the Company and has successfully led it from its inception to its listing on the OTC Market as well as expanding its market presence and product portfolio through strategic acquisitions in the United States, South America and Africa. Mr. Szoke pioneered the concept and development of certain product lines as well as its Multi-Factor Out-of-Band Identity and Transaction Authentication Platform.

Prior to founding IIM, Mr. Szoke spent 23 years with Motorola, Inc. holding various management positions in field and product engineering, systems integration, program management and sales. He spent the last 10 years of his career at Motorola in the Biometrics Industry as Director of Integration and Project Management and then Director of Global Business Development for Civil Biometrics. From 2008-2011, Mr. Szoke was President of Thomas Szoke LLC, a technology consulting company focused on identity management and secure credentialing solutions. Mr. Szoke holds a degree in Electrical Engineering and Applied Mathematics from the University of Akron, in Ohio and is fluent in Hungarian.

Philip R. Broenniman

Philip Broenniman was appointed a director of the Company in March 2020 and served as the President and Chief Operating Officer from May 2020-June 2021. Since 2011, Mr. Broenniman has been Managing Partner and Portfolio Manager for Varana Capital, LLC (“VCLLC”), an investment firm he co-founded in 2011. As part of the VCLLC investment strategy of cooperative engagement, Mr. Broenniman sits on or advises the Board of multiple public/private companies, working with each on strategic planning, operational dynamics, and balance sheet needs/restructuring. Prior to co-founding Varana Capital in 2011, he held the positions of Principal and Portfolio Manager at Visium Asset Management, LP; Managing Partner and Portfolio Manager at Cadence Investment Partners, LLC; and Investment Analyst with the Bass Family Office in Fort Worth, TX. He began his career at Salomon Brothers Inc. trading fixed-income futures and options. Mr. Broenniman earned a BS in Computer Science from Duke University in 1987, an MBA from the Darden School at the University of Virginia in 1993 and the Chartered Financial Analyst (CFA) designation in 2000.

Michael A. Gorriz

Dr. Gorriz joined our company as a director on June 9, 2021. Dr. Gorriz has been the Chief Information Officer and a member of the management team of Standard Chartered Bank, Singapore since 2015. He is also Non-Executive Director of the Standard Charted Bank Hong Kong Board and the mox HK Board. Prior to that he served as Chief Information Officer at Daimler AG from 2007. Dr. Gorriz attended the University of Konstanz, the University of Freiburg and obtained his Doctorate in Engineering from the University of Stuttgart.

Michael L. Koehneman

Mr. Koehneman joined our company as a Director on June 9, 2021. Mr. Koehneman previously held various positions at Pricewaterhouse Coopers, a global accounting firm, through 2020, including the Global Advisory Chief Operating Officer and Human Capital Leader from 2016 through 2019, the U.S. Advisory Operations Leader from 2005 through 2016 responsible for the oversight of Advisory services for PwC, including business unit performance, finance, investments, human resources, acquisitions, and administration, and the Lead Engagement Partner for Financial Statement Audits and Internal Control and Security Reviews from 1993 through 2004 for several public and private company audits. Since 2020 he has also served as a director and member of the Audit Committee of Aspen Group, Inc.

Neepa Patel

Ms. Patel joined our company  as a Director on November 15, 2021. Neepa Patel is the Founder and CEO of Themis - a collaborative tech platform to help fintechs, banks and crypto companies create a strong governance, risk and compliance framework. Neepa has 15+ years of experience in various regulatory and compliance positions across the public and private sector. Prior to founding Themis in March 2020, she was the Head of Compliance for an enterprise blockchain company, R3 from 2016 through December 2019. Before that she had several risk and compliance positions at Deutsche Bank from 2014 to 2016 and at Morgan Stanley between 2011 and 2014. At Morgan Stanley, she helped develop a compliance framework for the newly formed banking entities, Morgan Stanley Bank and Morgan Stanley Private Bank post crisis. Neepa began her career as a Bank Examiner at the Office of the Comptroller of the Currency (OCC), where she worked from 2005 to 2011. Neepa attended Georgia Tech.

Sanjay Puri

Mr. Puri joined our company as a Director on June 9, 2021. Mr. Puri is currently a managing Director at Progress Partners, Inc. Mr. Puri is an established entrepreneur who has spent the last two decades starting and advising successful, high-growth businesses across fintech, entertainment/media, software, ecommerce and subscription industries. An expert in payment processors, identity management, and exhibitor relationships, Mr. Puri has raised more than $700 million in capital over his career, and in his most recent role as Founder and Managing Director of Progress Partners, Mr. Puri is focused on identifying new capital raising opportunities for companies.

Jacqueline L. White

Ms. White joined our company as a Director on June 9, 2021. Ms. White has been a leader in enterprise technology software and IT consulting for the past 25 years. Ms. White has held global positions at SAP, Oracle, and Accenture, always leading diverse, high performing organizations around the world. After leading the Banking & Capital Markets line of business of DXC Technology Co. (NYSE: DXC) as Senior Vice President and Practice Lead from September 2019 to January 2021, Ms. White recently joined in January 2021 the Executive Management Team of Temenos AG (Six: TEMN), a company specializing in enterprise software for banks and financial services, as the President of the Americas Region. From January 2018 through September 2019, Ms. White served as the Chief Revenue Officer of Saltstack, a VM Ware Company, and from January 2015 through January 2018 as Global Senior Vice President Global FSI Consulting for SAP (NYSE: SAP). Prior to joining SAP, Ms. White held various positions with Accenture Services Pvt. Ltd., Oracle, BearingPoint and Novell. Ms. White was named by Utah Business Magazine as “Top Executives to Watch” in July 2020. Ms. White received a BA in Comparative Literature from Brigham Young University and a Leadership Certificate from Boston University.

Director Independence

The Company is listed on the Nasdaq Capital Market and therefore the Company is complying with the Nasdaq Listing standards applicable to director independence. Pursuant to Rule 4200 of The Nasdaq Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Nasdaq rules require companies to maintain a Board a majority of the members of which are independent directors. Additionally, compensation committee members must not have a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each Director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that all of our directors, other than Mr. Thimot, our Chief Executive Officer, Mr. Kumnick our Chairman and Mr. Broenniman are “independent directors” as defined under the applicable listing requirements and rules of Nasdaq. In making these determinations, our board of directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each non-employee director.

Committees and Terms

Board & Committees

Board meetings during calendar year ended 2020

During 2020, the Board of Directors held thirteen meetings as well as committee meetings, as outlined below. Each director attended all of the meetings of the Board and all of the meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.authid.ai. The Board has designated Mr. Koehneman as the “audit committee financial expert” as defined by the SEC. During 2020, the Audit Committee held five conference call meetings.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of our named executive officers and administers our stock option and incentive compensation plans, or Equity Incentive Plans. The Compensation Committee has adopted a Compensation Committee Charter which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.authid.ai. During 2020, the Compensation Committee held two meetings through conference calls.

Governance Committee

The Governance Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, recommending compensation for the Board and for all other purposes outlined in the Governance Committee Charter, which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www. authid.ai. During 2020, the Governance Committee did not hold any meetings.

Nomination of Directors

As provided in its charter, the Governance Committee is responsible for identifying individuals qualified to become directors. The Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

●	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) that applies to all directors and officers. The Code of Ethics describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	compliance with applicable governmental laws, rules and regulations;

●	the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the code; and

●	accountability for adherence to the Code of Ethics.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Ipsidy Inc., c/o SVP MarCom and Investor Relations (“SVP IR”), 670 Long Beach Boulevard, Long Beach, New York 11561 or emailing to investor-relations@authid.ai. At this time, we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the SVP IR would contact either the Chair of the Board of Directors or the chairperson of a particular committee, if any, as appropriate. We do not provide the physical address, email address, or phone numbers of Directors to outside parties without a Director’s permission.

Compensation of Directors

The following table sets forth the compensation of non-management Directors earned during 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (S)	Option Awards (S)(1)	Other Compensation ($)	Total ($)
Herb Selzer	-	-	87,000	-	87,000

Theodore Stern	-	-	87,000	-	87,000

Phillip Kumnick	-	-	36,250	-	36,250

Philip Beck	-	-	36,250	-	36,250

Philip Broenniman			21,750		21,750

Ricky Solomon	-	-	833	-	833

(1)	Compensation earned but not paid in 2020.

The non-management Directors earned $72,000 per annum through May 2021 for Board membership, inclusive of all Board meeting and committee meeting attendance fees in the form of a stock grant and they earn an additional annual retainer for service on each committee of $5,000. The Company has recorded the expense associated with Board Compensation but has not granted or paid fees since October 2019. Total board compensation recorded in 2020 was approximately $269,000 of which $47,000 was the retainer for Board Committees and the balance of $222,000 was the retainer for service on the Board. Mr. Stern and Mr. Selzer each earned $15,000, Mr. Kumnick and Mr. Beck each earned $6,250, Mr. Broenniman earned $3,750 and Mr. Solomon $833.

The non-management Directors in 2020 were as follows:

●	Herb Selzer and Theodore Stern for all of 2020.

●	Phillip Kumnick until May 22, 2020 when he was appointed Chief Executive Officer of the Company. Mr. Kumnick resigned as Chief Executive Officer on June 14, 2021.

●	Philip Broenniman who was appointed in March 2020 until he was appointed President of the Company on May 22, 2020. Mr. Broenniman resigned as President on June 14, 2021.

●	Philip Beck from May 22, 2020 (former Chief Executive Officer) until he resigned from the Board of Directors in October 2020.

●	Ricky Solomon – January 2020 until he resigned from the Board of Directors.

The non-management Directors were compensated for their service in 2020 through the issuance of stock compensation following the Annual Meeting held in March 2021 by the issuance of a total of 93,470 Stock Options at an exercise price of $7.20, which were vested upon May 5, 2021 the date of grant.

During 2019, the Company recorded expense of $40,000 for the annual retainer for service on Board. The amounts recorded for Mr. Selzer, Mr. Stern and Mr. Solomon for the annual retainer for service on Board committees was $15,000, $15,000, and $10,000 in addition to their stock compensation of $72,000 each per annum. Total board compensation recorded in 2019 was approximately $256,000.

On his appointment Mr. Kumnick received a grant of an option to purchase 100,000 shares of common stock vesting in equal parts over three years, or earlier in the event of a change of control of the Company (as defined in the option grant). In March 2020, the Company entered into a restricted stock purchase agreement with Phillip Kumnick, providing Mr. Kumnick with the right to acquire 50,000 shares of common stock at par value subject to the Vesting Criteria (as defined in the stock purchase agreement). On his appointment, the Company entered into a restricted stock purchase agreement with Philip Broenniman, providing Mr. Broenniman with the right to acquire 50,000 shares of common stock at $0.003 per share subject to the Vesting Criteria. The performance element of the Vesting Criteria has been satisfied and the shares will vest on or before December 31, 2021, subject to continued service under certain conditions.

In May 2021, the Board resolved to adopt a new compensation policy for non-management directors, comprising the following:

(a) On appointment as a new director, each director shall receive a grant of options having a Black Scholes value of $270,000, subject to three-year vesting, one-third earned after each Annual Meeting. If the director does not serve for at least three years, then they will lose a proportionate part of the award.

(b) After each Annual Meeting, commencing with the first Annual Meeting at which a director is re-elected to the Board, each director would receive a grant of options having a Black Scholes value of $90,000, subject to one year vesting (one twelfth earned each month). If the director does not serve the full year, then they will lose a proportionate part of the award.

EXECUTIVE COMPENSATION

Executive Compensation

The below table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) all individuals serving as the Company’s principal executive officers or acting in a similar capacity during the last two completed fiscal years, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officers serving at the end of the last two completed fiscal years (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and	Year	Salary ($)	Bonus ($)	Stock Awards (S)	Option Awards (S)	Other Compensation ($)	Total ($)
Phillip Kumnick	2020	85,813	64,980	127,500	1,033,333		1,311,626
Chairman of the Board and Former CEO and President (1)	2019	-	-	-	-	-	-

Philip Beck	2020	138,889	-		-	308,104	446,993
Former Chairman of the Board. CEO and President (2)	2019	350,000	-		-	-	350,000

Thomas Szoke	2020	275,000	-	-	-	-	275,000
Chief Solutions Architect and a Former Director	2019	275,000	-	-	-	-	275,000

Stuart Stoller	2020	237,500	-		127,500	-	365,000
CFO (4)	2019	237,500	-		-	-	237,500

(1)	Mr. Kumnick was hired on May 22, 2020 and as part of his compensation package was granted 1,111,111 stock options of which 20% vest at grant date and the balance vest subject to performance conditions. As of December 31, 2020, 222,222 of the stock options were vested and exercisable, and the performance conditions for remaining stocks options were not met. In December 2019, Mr. Kumnick was granted 100,000 stock options in connection with his appointment to the Board of Directors. Additionally, in March 2020, Mr. Kumnick was granted 50,000 shares of restricted stock which shares vest upon attainment of certain performance thresholds. Mr. Kumnick resigned as Chief Executive Officer on June 14, 2021 but has remained as a director.

The stock option aggregate grant date fair value was $1,033,333. The award aggregate grant date fair value was $127,500. The performance criteria for vesting of the restricted stock were not met. Mr. Kumnick has not exercised or realized a gain on these options as of the date of the submission of this prospectus. Furthermore, the bonus of $64,980 will only earned upon meeting certain performance criteria. See Note 1 to the Consolidated Financial Statements for more information regarding valuation of stock options.

(2)	Mr. Beck was hired on January 31, 2017 and as part of his compensation package was granted 500,000 stock options which vest 1/3 immediately effective January 31, 2017 with the balance over two years and 500,000 shares of restricted stock which shares vest upon attainment of certain performance thresholds. As of December 31, 2020, all shares under the options vested and were exercisable, but none of the restricted stock were exercisable. Mr. Beck has not exercised or realized a gain on these options as of the date of the submission of this prospectus. See Note 1 to the Consolidated Financial Statements for more information regarding valuation of stock options.

On May 22, 2020, the Company and Mr. Beck entered into a separation letter agreement, which provided for payment to Mr. Beck of one year’s severance in the amount of $350,000 plus the cost of medical benefits, payable in accordance with the terms of Mr. Beck’s Retention Agreement. During 2020, the Company paid $287,500 plus his monthly medical insurance premiums. The remaining $87,500 was paid in February 2021. On October 30, 2020, pursuant to the terms of Mr. Beck’s Restricted Stock Agreement, as amended by the Separation Agreement, the Company repurchased for $1.00 the 500,000 shares of Unvested Restricted Stock.

(3)	In 2020, Mr. Szoke was appointed Chief Solutions Architect. In 2019, Mr. Szoke was paid a bonus of $36,667 earned in 2018 for attaining the performance targets as set forth in his employment agreement.

(4)	Mr. Stoller was hired on January 31, 2017 and as part of his compensation package was granted 166,667 stock options which vest over three years and 166,667 shares of restricted stock which shares vest upon attainment of certain performance criteria. In October 2020, Mr. Stoller was granted 83,333 stock options which vest over three years. The aggregate grant date fair value was of the 2020 stock grant was $127,500. As of December 31, 2020, 166,667 of the stock options granted were vested and exercisable and the restricted stock was not exercisable. Mr. Stoller has not exercised or realized a gain on these options as of the date of the filing of this Proxy Statement.

Mr. Szoke and Mr. Stoller each are party to an Executive Retention Agreement to encourage the executive to continue to devote his full attention and dedication to the success of the Company, and to provide specification compensation and benefits to the executive in the event of a Termination Upon Change of Control or certain other terminations pursuant to the terms of this Agreement. These agreements include payment of salary and other benefits for one year in addition to acceleration and vesting of certain stock compensation plans.

Pursuant to the Executive Retention Agreements, as more fully described below, certain executive officers could earn additional compensation if certain performance thresholds were met. The targets for Mr. Szoke and Stoller were not met in 2020 and 2019. No other incremental compensation targets for any executive were met in 2020 and 2019. The targets were met in 2021 upon the Company’s up-listing to Nasdaq. However, the Board of Directors may allocate salaries and benefits to the officers in its sole discretion.

The Company currently has no retirement, pension, or profit-sharing plan covering its officers and directors; The Company provide medical benefits on a cost sharing basis and has a dental plan which is fully paid by the employees. See “Executive Agreements” below.)

Grant of Plan-Based Awards

During the calendar year ended December 31, 2020, the following grants were made to the named executive officers.

●	Mr. Kumnick in connection with his employment agreement was granted 1,111,111 stock options of which 20% were vested at grant date and the balance vest subject to performance conditions. Mr. Kumnick was also granted 50,000 shares of restricted stock which shares vest upon attainment of certain performance thresholds. Mr. Kumnick resigned as executive officer on June 14, 2021.

●	In October 2020, Mr. Stoller was granted 83,333 stock options which vest over three years.

As previously described, in connection with their respective employment arrangements, Philip Beck and Stuart Stoller were awarded 500,000 and 166,667 common stock options in 2017. Additionally, Philip Beck and Stuart Stoller respectively received 500,000 and 166,667 restricted common shares in 2017. On October 30, 2020, pursuant to the terms of Mr. Beck’s Restricted Stock Agreement, as amended by the Separation Agreement, the Company repurchased for $1.00 the 500,000 shares of Unvested Restricted Stock

There were no other grants of plan-based awards or common stock options, to other named executive officers during the year ended December 31, 2020.

Outstanding Equity Awards to Executive Officers

The following table sets forth information with respect to outstanding equity awards held by our Named Executive Officers as of December 31, 2020.

	Option Awards					Stock awards
(a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) e	Option Expiration Date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity Incentive Plan Awards: Number of unearned shares or units of stock or rights that have not vested (#) (i)	Equity Incentive Plan Awards: Market or payout of unearned shares, units or other rights that have not vested ($) (j)
Executive Officer
Phillip Kumnick (1)	222,222	888,889	-	$2.10 per share	May 22, 2030	50,000	6,800	-	-
Phillip Kumnick	33,333	66,667	-	$1.65 per share	December 9, 2029	-	-	-	-
Philip Beck (2)	566,667	-	-	$1.50 per share	August 12, 2026	-	-	-	-
Philip Beck	500,000	-	-	$3.00 per share	January 31, 2027	-	-	-	-
Stuart Stoller (1)	166,667	-	-	$3.00 per share	January 31, 2027	166,667	22,667	-	-
Stuart Stoller	-	83,333	-	$2.78 per share	October 6, 2030	-	-	-	-
Thomas Szoke	333,333	-	-	$13.50 per share	September 25, 2025	-	-	-	-

(1)	The performance criteria for 888,889 stock options for Phillip Kumnick and restricted stock awards to Philip Kumnick and Stuart Stoller have not been met as of December 31, 2020.

(2)	The amounts for Philip Beck include previously awarded common stock options for consulting services rendered prior to his employment (566,667 stock options) which became exercisable on January 31, 2017 upon his appointment as the Chief Executive Officer of the Company. The consulting services were provided by Parity Labs, LLC, a company principally owned by Mr. Beck and his family.

Compensation of Directors

The non-management Directors consisting of Herb Selzer, Theodore Stern, Ricky Solomon (Resigned January 2020), Phillip Kumnick (appointed December 2019 through May 2020), Philip Broenniman (appointed March 2020 through May 2020) and Philip Beck (May 2020 through his resignation October 2020) receive $72,000 per annum for Board membership, inclusive of all Board meeting and committee meeting attendance fees in the form of an annual restricted common stock grant vesting in quarters at the end of each quarter after the date of the grant. Additionally, they will each receive, an annual retainer for service on each committee of $5,000 to be paid in cash.

During 2019 and 2018, the Company recorded expense of $40,000 for the annual retainer for service on Board. The amounts recorded for Mr. Selzer, Mr. Stern and Mr. Solomon for the annual retainer for service on Board committees was $15,000, $15,000 and $10,000. In 2019 the non-management directors did not receive their common stock grant, nor the full amount of their cash compensation.

On his appointment Mr. Kumnick received a grant of an option to purchase 100,000 shares of common stock vesting in equal parts over three years, or earlier in the event of a change of control of the Company (as defined in the option grant). In March 2020 the Company entered into a restricted stock purchase agreement with Phillip Kumnick, providing Mr. Kumnick with the right to acquire 50,000 shares of common stock at par value subject to the Vesting Criteria (as defined in the stock purchase agreement). On his appointment, the Company entered into a restricted stock purchase agreement with Philip Broenniman, providing Mr. Broenniman with the right to acquire 50,000 shares of common stock at par value subject to the Vesting Criteria. The performance element of the Vesting Criteria has been satisfied and the shares will vest on or before December 31, 2021, subject to continued service under certain conditions. On May 22, 2020, Mr. Kumnick was appointed CEO and Mr. Broenniman was appointed President and COO; Mr. Beck resigned as CEO on May 22, 2020 and as Chairman and a member of the Board of Directors on October 30, 2020.

Executive Employment Agreements

On May 22, 2020, Phillip L. Kumnick, Deputy Chairman of the Company, was appointed as Chief Executive Officer of the Company. Philip R. Broenniman, a director of the Company, was appointed as Chief Operating Officer and President of the Company. On December 31, 2020 effective May 22, 2020, Mr. Kumnick and Mr. Broenniman each entered into Offer Letters with the Company providing that each of the executives will devote their full time and attention to the business of the Company on an “at will” basis. Mr. Kumnick and Mr. Broenniman each resigned as Executive Officers on June 14, 2021.

Pursuant to the Offer Letter entered with Mr. Kumnick, Mr. Kumnick base salary upon his engagement was $125,000 per annum and was increased to $187,500 per annum as of November 1, 2020. Subject to the Company achieving a revenue target of not less than $8,000,000 in a fiscal year (the “Revenue Target”), the base salary was to be increased to $250,000 per annum and to be again further reviewed by the Compensation Committee based on prevailing market conditions. Further, upon achieving the Revenue Target or a portion thereof or in the event of a change of control or involuntary termination, Mr. Kumnick will receive a bonus of up to $64,980. Mr. Kumnick was also eligible to receive the usual benefits available to the executives of the Company. Upon Mr. Kumnick’s resignation he ceased to be entitled to the bonus.

Pursuant to the Offer Letter entered with Mr. Broenniman, Mr. Broenniman base salary upon his engagement was $87,500 per annum and was increased to $131,250 per annum as of November 1, 2020. Subject to the Company achieving the Revenue Target, the base salary is to be increased to $175,000 per annum and to be again further reviewed by the Compensation Committee based on prevailing market conditions. Further, upon achieving the Revenue Target or a portion thereof or in the event of a change of control or involuntary termination, Mr. Broenniman will receive a bonus of up to $45,833. Mr. Broenniman was also eligible to receive the usual benefits available to the executives of the Company. Upon Mr. Broenniman’s resignation, Mr. Broenniman waived the payment of his base salary effective April 1, 2021 and he ceased to be entitled to the bonus.

In May 2020, Mr. Kumnick was granted options to acquire 1,111,111 shares of common stock and Mr. Broenniman was granted options to acquire 555,556 shares of common stock, with vesting subject in part to performance conditions which have now been satisfied.

In May 2021 Mr. Kumnick and Mr. Broenniman were each granted options to acquire 583,333 shares of common stock which vest in tranches subject to performance conditions. In November 2021 Mr. Kumnick and Mr. Broenniman agreed to cancel 300,000 and 200,000, respectively, of these stock options in consideration of removing certain service conditions.

On January 31, 2017, Mr. Beck and the Company entered an Executive Retention Agreement pursuant to which Mr. Beck agreed to serve as Chief Executive Officer and President in consideration of an annual salary of $350,000 of which $50,000 shall be deferred until the Company raises in the aggregate $15 million in debt and/or equity capital. The Company agreed to provide a bonus of 75% of the base salary upon the Company timely filing its annual report on Form 10-K for the year ended December 31, 2017 and the Company raising gross proceeds of $15 million in debt and/or equity capital (“Milestone 1”) and a bonus of 150% of the base salary upon the Company achieving (i) any merger or sale of the Company or its assets, (ii) the Company achieving adjusted EBITDA of $10 million in a fiscal year, (iii) the Company achieving a listing on a national exchange and then or subsequently raising gross proceeds in the amount of $10 million or achieving a valuation of $125 million or (iv) the Company achieving $20 million of revenue on a trailing 12 months basis (“Milestone 2”).

The Company also granted Mr. Beck a stock option to acquire 500,000 shares of common stock of the Company at an exercise price of $3.00 per share for a period of ten years and the Company agreed to a Restricted Stock Purchase Agreement with Mr. Beck pursuant to which Mr. Beck purchased 500,000 shares of common stock at a per share price of $0.003, which shares of common stock vest upon achieving Milestone 2. The Stock Options vested with respect to (i) one-third of the shares of common stock as of January 31, 2017 and (ii) in 24 equal monthly tranches commencing on the grant date.

On May 22, 2020, the Company and Mr. Beck entered into a separation letter agreement, which provided for payment to Mr. Beck of one year’s severance in the amount of $350,000 as well as certain employee benefits, payable in accordance with the terms of Mr. Beck’s Retention Agreement. During 2020, the Company paid $287,500 plus his monthly medical insurance premiums. The remaining $87,500 was paid in February 2021. On October 30, 2020, Philip Beck resigned as a director of the Company and the Company repurchased Mr. Beck’s restricted stock for $1.00 under the provisions of his Restricted Stock Agreement.

On January 31, 2017, Mr. Szoke and the Company entered into an Executive Retention Agreement pursuant to which Mr. Szoke agreed to serve as Chief Technology Officer in consideration of an annual salary of $250,000. The Company has agreed to provide a bonus of up to 50% of the base salary in 2017 upon the Company achieving a gross margin to be mutually agreed upon by the Company and Mr. Szoke and a bonus of 75% of the base salary upon the Company achieving Milestone 2. The Company and Mr. Szoke entered into an Indemnification Agreement on January 31, 2017. Mr. Szoke’s annual salary was increased in late 2017 to $275,000 per year. Mr. Szoke did not meet the 2017 bonus requirement.

In May 2021 Mr. Szoke was granted options to acquire 33,333 shares of common stock which vest over a three-year period subject to continued service.

On January 31, 2017, the Company entered an Executive Retention Agreement with Stuart Stoller, pursuant to which Stuart Stoller agreed to serve as Chief Financial Officer in consideration of an annual salary of $225,000. The Company has agreed to provide two different bonus levels upon the achievement of certain performance, financial and other milestones. The Company also granted Mr. Stoller a stock option to acquire 166,667 of common stock at an exercise price of $3.00 per share for a period of ten years. Further, Company has agreed to a Restricted Stock Purchase Agreement in which Mr. Stoller purchased an additional 166,667 shares at a per share price of $0.0003, which shares of common stock vest upon meeting certain performance milestones, which have been met and subject to continued service under certain conditions. The Stock Options are fully vested.

In May 2021 Mr. Stoller was granted options to acquire 100,000 shares of common stock which vest over a three-year period subject to continued service.

On June 14, 2021, Mr. Thimot and the Company entered an Offer Letter pursuant to which Mr. Thimot agreed to serve as Chief Executive Officer in consideration of an annual salary of $325,000. The Company agreed to provide a bonus of 50% of the base salary (pro rated for 2021) upon terms to be agreed with the Compensation Committee for 2021 and on the understanding that the 2022 target will include a requirement of the Company achieving three times the annual revenue of 2021. In addition, Mr. Thimot will receive a one-time bonus opportunity of 100% of base salary upon a change of control. The employment of Mr. Thimot is at will and may be terminated at any time, with or without formal cause. The Company also entered an Executive Retention Agreement with Mr. Thimot, pursuant to which the Company has agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreements. In the event of a termination upon a change of control or an involuntary termination after 12 months of service, Mr. Thimot is entitled to receive an amount equal to 100% of his base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs. Mr. Thimot will be entitled to receive a payment of 50% of his base salary in the event there is an involuntary termination after six months of service. At the election of the executive officer, the Company will also continue to provide health related employee insurance coverage for twelve months, at the Company’s expense. Mr. Thimot was granted an option to acquire 1,200,000 shares of common stock at an exercise price of $7.80 per share for a term of ten years half of which is subject to certain performance vesting requirements and half of which vests on a monthly basis over a period of four years.

On June 14, 2021, Mr. Smith and the Company entered an Offer Letter pursuant to which Mr. Smith agreed to serve as President and Chief Technology Officer in consideration of an annual salary of $275,000. The Company agreed to provide a bonus of 50% of the base salary (pro rated for 2021) upon terms to be agreed with the Compensation Committee for 2021 and on the understanding that the 2022 target will include a requirement of the Company achieving three times the annual revenue of 2021. In addition, Mr. Smith will receive a one-time bonus opportunity of 50% of base salary upon a change of control and a bonus of $50,000 after 90 days of service. The employment of Mr. Smith is at will and may be terminated at any time, with or without formal cause. The Company also entered an Executive Retention Agreement with Mr. Smith, pursuant to which the Company has agreed to provide specified severance and bonus amounts and to accelerate the vesting on his equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreements. In the event of a termination upon a change of control or an involuntary termination after 12 months of service, Mr. Smith is entitled to receive an amount equal to 100% of his base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs. Mr. Smith will be entitled to receive a payment of 50% of his base salary in the event there is an involuntary termination after six months of service. At the election of the executive officer, the Company will also continue to provide health related employee insurance coverage for twelve months, at the Company’s expense. Mr. Smith was granted an option to acquire 600,000 shares of common stock at an exercise price of $7.80 per share for a term of ten years, half of which is subject to certain performance vesting requirements and half of which vests on a monthly basis over a period of four years.

Certain Relationships and Related Transactions and Director Independence

The Company is listed on the Nasdaq Capital Market and therefore the Company is complying with the Nasdaq Listing standards applicable to director independence. Pursuant to Rule 4200 of The Nasdaq Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Nasdaq rules require companies to maintain a Board a majority of the members of which are independent directors. Additionally, compensation committee members must not have a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

The Company’s board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review the board has determined that there are five (5) independent directors, including all the members of the Audit, Compensation and Governance Committees.

In connection with the Company’s ability to secure third-party financing, during the year ended December 31, 2018, the Company paid Network 1 Financial Securities, Inc. (“Network 1”), a registered broker-dealer, cash fees of $659,000, issued Network 1 2,470,000 common stock purchase warrants at a price of $0.165 cents per share. During the year ended December 31, 2019, the Company paid Network 1 cash fees of approximately $110,000, and issued Network 1 and issued 858,000 common stock purchase warrants at a price of $0.088 cents per share. A former member of the Company’s Board of Directors previously maintained a partnership with a key principal of Network 1. In connection with the offering of the 15% Senior Secured Convertible Notes in the aggregate amount of $1,510,000 in February 2020 (the “2020 Notes”), the Company paid Network 1 cash fees of approximately $104,800

On August 10, 2016, the Company entered into a Letter Agreement (the “Amendment”) with Parity Labs, LLC (“Parity”), a company principally owned by Mr. Beck (former director and CEO) and his family, to amend the compensation section of that certain Advisory Agreement previously entered into between the Company and Parity on November 16, 2015 for the provision of strategic advisory services, to provide for the issuance to Parity of a common stock option (the “Parity Option”) to acquire 666,667 shares of common stock of the Company exercisable at $1.50 per share for a period of ten years. The Parity Option vested in entirety upon Mr. Beck becoming the Chief Executive Officer of the Company on January 31, 2017. The Company’s headquarters are located in Long Beach, New York where the Company currently leases offices on a month-to-month basis. The facilities are managed by Bridgeworks LLC, (“Bridgeworks”) a company providing office facilities to emerging companies, principally owned by Mr. Beck and his family. The arrangement with Bridgeworks LLC allows the Company to use offices and conference rooms for a fixed, monthly fee. Since 2014, Mr. Beck has served as managing member of Parity, and since 2016, as Chairman, a Member and co-founder of Bridgeworks. During 2020 and 2019, the Company paid Bridgeworks $52,500 and $89,100, respectively in each year for the use of the facilities.

In June 2019, two of the Company’s Directors and one officer purchased 52,083 shares of common stock of the 2019 of the common stock offering.

In December 2019 Mr. Beck former Chairman and CEO of the Company purchased $25,000 of 8% Notes.

In February 2020, Mr. Beck, Mr. Selzer and Mr. Stern purchased $50,000, $100,000 and $50,000 respectively of 2020 Notes. In addition, Mr. Stern is a trustee of the Stern Trust whose Stern Note was amended and restated as part of the 2020 Notes Offering. A comprehensive disclosure of the 2020 Notes can be found in Note 7 to the Consolidated Financial Statements for the Year Ended December 31, 2020.

Mr. Beck converted all principal of his 8% Notes and 2020 Notes to shares of common stock in 2021. Mr. Selzer and Mr. Stern’s 2020 Notes and the Stern Note remain outstanding, as disclosed in Note 7 to the Consolidated Financial Statements.

In March 2020, the Company granted 50,000 shares of Restricted common stock to each of Phillip Kumnick and Philip Broenniman, new members of our Board of Directors, in connection with their compensation for service as Board Members. The restricted stock vests upon the achievement of certain performance criteria. The performance criteria have not been met as of December 31, 2020.

Mr. Phillip Kumnick and Mr. Philip Broenniman, two of the Company’s Director’s became employed by the Company as respectively Chief Executive Officer and President and Chief Operating Officer effective May 22, 2020. Mr. Kumnick earned an initial base salary of $125,000 per annum which was increased to $187,500 per annum as of November 1, 2020 and is subject to review after one year. Mr. Kumnick was granted options to acquire 1,111,111 shares of common stock of which 20% vest at grant and the balance vest subject to performance conditions. Mr. Broenniman earned an initial base salary of $87,500 per annum which was increased to $131,250 as of November 1, 2020 and is subject to review after one year. Mr. Broenniman was granted options to acquire 555,556 shares of common stock of which 20% vest at grant and the balance vest subject to performance conditions.

On June 30, 2020, Company entered into and consummated a private transaction pursuant to which a portion of the Company’s warrants exercisable at per share price of $3.00 (the “$3.00 Warrants”) were exercised for cash at an exercise price of $2.10 per share. In addition, the holders that exercised the $3.00 Warrants received a warrant exercisable for two years to acquire one share of common stock at an exercise price of $4.50 per share (the $4.50 Warrants”) for every four $3.00 Warrants exercised. Mr. Theodore Stern, a former director of the Company, participated in the private transaction resulting in the issuance of 33,333 shares of common stock and 8,333 $4.50 Warrants in consideration of $70,000; and Varana Capital Focused, LP (“VCFLP”), participated in the private transaction resulting in the issuance of 123,889 shares of common stock and 30,972 $4.50 Warrants, in consideration of $260,167. Mr. Philip Broenniman, a director, the former President and COO of the Company is the investment manager of VCFLP.

On August 26, 2021, the Company closed a public offering (the “Public Offering”) of 1,642,856 shares of its common stock at a public offering price of $7.00 per share, including 214,285 shares sold upon full exercise of the underwriter’s option to purchase additional shares, for gross proceeds of approximately $11.5 million, before deducting underwriting discounts and offering expenses. Mr. Thimot participated in the Public Offering and purchased 71,426 shares in consideration of $499,982. Mr. Kumnick participated in the Public Offering and purchased 71,425 shares in consideration of $499,975. Mr. Broenniman participated in the Public Offering as VCFLP purchased 71,425 shares in consideration of $499,975. Mr. Smith participated in the Public Offering and purchased 7,142 shares in consideration of $49,994.

In the third quarter of 2021, the Company and Progress Partners Inc. (“Progress”) modified their Business Advisory Agreement dated May 6, 2020 (“Progress Agreement”). The amended Progress Agreement provides for Progress to undertake continuing business development activities for the Company, for which the Company agreed to pay Progress $350,000 which was paid, October 15, 2021. Additionally, the Company agreed to pay Progress, another $115,000 for additional consulting services. Mr. Puri, a Director of the Company beginning June 9, 2021 is an employee and Managing Director of Progress but is not a principal shareholder nor an executive officer of Progress.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF SEVEN DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Thomas L. Thimot	55	Director and Chief Executive Officer
Phillip L. Kumnick	54	Chairman of the Board of Directors
Philip R. Broenniman	56	Director
Michael A. Gorriz (1)(2)(3)	62	Director
Michael L. Koehneman* (1)(2)	61	Director
Neepa Patel	38	Director
Jacqueline L. White* (1)(3)	57	Director

*	denotes Committee Chair

(1)	Audit Committee

(2)	Governance Committee

(3)	Compensation Committee

Thomas L. Thimot

Mr. Thimot was appointed as Chief Executive Officer and as a Director of our company on June 14, 2021. From 2018 through November 2020, Mr. Thimot served as Chief Executive Officer and Director of Socure, Inc., a leading provider of identity verification and fraud risk solutions. Prior to joining Socure, from September 2015 to October, 2018, Mr. Thimot served as CEO and Director of Clarity Insights a privately held provider of data science consulting acquired by Accenture plc. where he was responsible for all operational aspects of the business. Prior to Clarity Insights, Mr. Thimot served as the Vice President of Cognizant Technology Solutions (Nasdaq: CTSH), a consulting firm and emerging business accelerator where he was responsible for all emerging services related to social, mobile, data analytics and cloud. Prior to 2015, Mr. Thimot held various roles and founded various businesses including his own consulting business, CaseCentral (an eDiscovery cloud-based software service now part of Oracle), Kazeon (a data and analytics software provider now part of Dell), GoRemote, Netegrity and Enigma. Mr. Thimot started his career with Oracle, Price Waterhouse and Accenture and received his BS Mechanical Engineering from Marquette University.

Mr. Thimot’s business management experience, his knowledge of the identity management industry, and his experience in developing strategy and strategic alliances led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Phillip L. Kumnick

Mr. Kumnick was appointed a director of the Company in December 2019 and served as the Chief Executive Officer from May 2020-June 2021. On October 30, 2020 he also became the Chairman of the Board of Directors of the Company. From 2010 to 2018, Mr. Kumnick was Senior Vice President Global Acquirer Processing at Visa, Inc., and was the executive in charge of leading and growing Visa’s acquirer and merchant processing services and omni-channel solutions on a global basis. Mr. Kumnick was also a key contributor to the design of the Secure Remote Commerce (SRC) standard now being rolled out by the card brands, which aims to provide a simple and secure card payment experience. SRC uses tokenization to protect consumers’ sensitive data and intelligent identity authentication to help distinguish legitimate cardholders from fraudsters. Mr. Kumnick was the product owner and developer of Visa’s critical entry into encryption and tokenization products and services for their acquiring partners for transactions at the physical point of sale. Prior to joining Visa, Mr. Kumnick was the leader of the Cards & Payments practice of Cap Gemini Consulting from October 2009 through June 2010. Prior to Cap Gemini Consulting. Mr. Kumnick was a Senior Vice President at TSYS Acquiring Solutions from 2001 to 2009, with responsibility for leading the Product Management team and expanding the Company’s portfolio of merchant and acquirer products. He was also a leader of key M&A activities, including business development and strategic investment in Europe, Latin America and Asia, and helped expand TSYS’ client footprint to over 70 countries. Mr. Kumnick started his payments career at MasterCard International where he worked from 1988 to 2000, in various capacities, rising to Vice President & Chief Settlement Officer – Global Settlement Operations. In that role he was responsible for the 7 x 24 x 365 mission critical clearing and payment operations of a $3.0 billion per day global EFT and treasury operation. Mr. Kumnick was a strategic subject matter expert and key contributor to the evolution of MasterCard’s global processing functions.  Mr. Kumnick has an MBA- Finance and a BS Finance from St. Louis University.

Mr. Kumnick brings over 20 years’ experience in the payments and technology industries, with a focus on managing technology platforms and security related issues. This experience, working for some of the world’s leading companies, provides our Board of Directors with valuable insight regarding the Company’s business, products and industry.

Philip R. Broenniman

Philip Broenniman was appointed a director of the Company in March 2020 and served as the President and Chief Operating Officer from May 2020-June 2021. Since 2011, Mr. Broenniman has been Managing Partner and Portfolio Manager for Varana Capital, LLC (“VCLLC”), an investment firm he co-founded in 2011. As part of the VCLLC investment strategy of cooperative engagement, Mr. Broenniman sits on or advises the Board of multiple public/private companies, working with each on strategic planning, operational dynamics, and balance sheet needs/restructuring. Prior to co-founding Varana Capital in 2011, he held the positions of Principal and Portfolio Manager at Visium Asset Management, LP; Managing Partner and Portfolio Manager at Cadence Investment Partners, LLC; and Investment Analyst with the Bass Family Office in Fort Worth, TX. He began his career at Salomon Brothers Inc. trading fixed-income futures and options. Mr. Broenniman earned a BS in Computer Science from Duke University in 1987, an MBA from the Darden School at the University of Virginia in 1993 and the Chartered Financial Analyst (CFA) designation in 2000.

Mr. Broenniman brings over 20 years’ experience in the investment industry, as well as experience running an operating business. This experience, provides our Board of Directors with important insight regarding the capital markets and the Company’s fund raising needs, as well as operational matters.

Michael A. Gorriz

Dr. Gorriz joined our company as a director on June 9, 2021. Dr. Gorriz has been the Chief Information Officer and a member of the management team of Standard Chartered Bank, Singapore since 2015. He is also Non-Executive Director of the Standard Charted Bank Hong Kong Board and the mox HK Board. Prior to that he served as Chief Information Officer at Daimler AG from 2007. Dr. Gorriz attended the University of Konstanz, the University of Freiburg and obtained his Doctorate in Engineering from the University of Stuttgart.

Dr. Gorriz brings unparalleled engineering knowledge to the Company, which coupled with his over 30 years’ experience in information technology, and his experience in managing two global leaders in the field of banking and industry, led to the conclusion that he should serve on the Board of Directors.

Michael L. Koehneman

Mr. Koehneman joined our company as a Director on June 9, 2021. Mr. Koehneman previously held various positions at Pricewaterhouse Coopers, a global accounting firm, through 2020, including the Global Advisory Chief Operating Officer and Human Capital Leader from 2016 through 2019, the U.S. Advisory Operations Leader from 2005 through 2016 responsible for the oversight of Advisory services for PwC, including business unit performance, finance, investments, human resources, acquisitions, and administration, and the Lead Engagement Partner for Financial Statement Audits and Internal Control and Security Reviews from 1993 through 2004 for several public and private company audits. Since 2020 he has also served as a director and member of the Audit Committee of Aspen Group, Inc.

Mr. Koehneman brings over 30 years’ experience working as a CPA and consultant to public and private companies. This accounting and financial expertise provides our Board of Directors with valuable insight regarding audit and financial matters, as well as corporate governance and management.

Neepa Patel

Ms. Patel joined our company  as a Director on November 15, 2021. Neepa Patel is the Founder and CEO of Themis - a collaborative tech platform to help fintechs, banks and crypto companies create a strong governance, risk and compliance framework. Neepa has 15+ years of experience in various regulatory and compliance positions across the public and private sector. Prior to founding Themis in March 2020, she was the Head of Compliance for an enterprise blockchain company, R3 from 2016 through December 2019. Before that she had several risk and compliance positions at Deutsche Bank from 2014 to 2016 and at Morgan Stanley between 2011 and 2014. At Morgan Stanley, she helped develop a compliance framework for the newly formed banking entities, Morgan Stanley Bank and Morgan Stanley Private Bank post crisis. Neepa began her career as a Bank Examiner at the Office of the Comptroller of the Currency (OCC), where she worked from 2005 to 2011. Neepa attended Georgia Tech.

Ms. Patel brings over 15 years of experience as a business leader in technology companies and regulatory compliance. This experience provides our Board of Directors with a valuable perspective regarding financial regulatory compliance, technology operations and strategy.

Jacqueline L. White

Ms. White joined our company as a Director on June 9, 2021. Ms. White has been a leader in enterprise technology software and IT consulting for the past 25 years. Ms. White has held global positions at SAP, Oracle, and Accenture, always leading diverse, high performing organizations around the world. After leading the Banking & Capital Markets line of business of DXC Technology Co. (NYSE: DXC) as Senior Vice President and Practice Lead from September 2019 to January 2021, Ms. White recently joined in January 2021 the Executive Management Team of Temenos AG (Six: TEMN), a company specializing in enterprise software for banks and financial services, as the President of the Americas Region. From January 2018 through September 2019, Ms. White served as the Chief Revenue Officer of Saltstack, a VM Ware Company, and from January 2015 through January 2018 as Global Senior Vice President Global FSI Consulting for SAP (NYSE: SAP). Prior to joining SAP, Ms. White held various positions with Accenture Services Pvt. Ltd., Oracle, BearingPoint and Novell. Ms. White was named by Utah Business Magazine as “Top Executives to Watch” in July 2020. Ms. White received a BA in Comparative Literature from Brigham Young University and a Leadership Certificate from Boston University.

Ms. White brings over 20 years of experience as a business leader in technology companies and international businesses. This experience, provides our Board of Directors with a valuable perspective regarding corporate management, technology operations and strategy.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Cherry Bekaert LLP (“CB”), our independent auditors, audited our financial statements for the 2020 fiscal year. The Board selected CB as the independent auditors of the Company for the fiscal year ending December 31, 2021. Representatives of CB are expected to attend the 2021 Annual Meeting of Stockholders. CB was first engaged by us for the year ended December 31, 2015.

During the years ended December 31, 2020 and 2019, neither the Company nor anyone acting on its behalf consulted with CB regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, nor did CB receive any fees for any services during that time period relating to such matters or events set forth in Item 304(a)(2) of Regulation S-K.

The aggregate fees incurred for each of the last two years for professional services rendered by CB for the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements for its quarterly reports (Form 10-Q) are reported below.

The total fees paid to CB in 2020 aggregated $230,500 which includes fees for the audit of the 2020 annual financial statements and review of the quarterly financial statements for 2020. Additionally, the Company paid Cherry Bekaert, LLP $5,000 for services associated with the updated filing of the Company’s S-1.

The total fees paid to CB in 2019 aggregated $250,000 which includes fees for the audit of the annual financial statements and review of the quarterly financial statements for 2019. Additionally, the Company paid CB $16,000 for services associated with the filing of the Company’s S-1.

The Audit Committee by its Charter shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee approved the services rendered for the audit of the financial statements for the year ended December 31, 2020 and December 31, 2019 in addition to the services rendered for the filing of the quarterly financial statements on Form 10-Q in 2020.

	Audit	Taxes	Filings	Accounting	$’s in 000’s Total
2020	$225.5		5.0		230.5
2019	$234.0	—	16.0	—	250.0

The current policy of the directors, acting via the Audit Committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10K and Q filings.

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and cast for this specific item.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2021.

PROPOSAL NO. 3

APPROVAL OF THE IPSIDY INC. 2021 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 1,250,000 SHARES OF

COMMON STOCK FOR ISSUANCE THEREUNDER

At the Annual Meeting, the Company’s stockholders are being asked to approve the 2021 Equity Incentive Plan (the “2021 Incentive Plan”) and to authorize 1,250,000 shares of common stock for issuance thereunder. The following is a summary of principal features of the 2021 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2021 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Secretary at the Company’s principal offices.

General

The 2021 Incentive Plan was adopted by the Board of Directors. The Board of Directors has reserved 1,250,000 shares of common stock for issuance under the 2021 Incentive Plan. In addition, any shares subject to awards granted under other compensation plans which are cancelled, forfeited or lapse, and any shares that are available for awards under the 2017 Incentive Stock Plan but which are not allocated to any award or grant under the old plan as of the effective date of the 2021 Incentive Plan shall become available for issuance under the 2021 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. Other types of equity awards may also be granted under the Plan including but not limited to restricted stock, restricted stock units, and stock appreciation rights, which together with the ISO’s and Non-ISO’s are hereinafter collectively referred to as “Awards”.

The 2021 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2021 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. In the event that the 2021 Incentive Plan is not adopted the Company, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants. As present, our board of directors has no immediate plans, arrangements or understandings to issue awards under the 2021 Incentive Plan, except for the options to be granted under the compensation plan for non-management directors, following the Annual Meeting (See “Compensation for Directors” on Page 14).

Administration

The 2021 Incentive Plan is administered by the Board or by a committee of the Board that may be designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All questions of interpretation of the 2021 Incentive Plan are determined by the Board or such Committee, and its decisions are final and binding upon all participants.

Eligibility

Under the 2021 Incentive Plan, equity grants may be granted to employees, officers, directors or consultants of the Company, as provided in the 2021 Incentive Plan.

Terms of Awards

The terms of Awards granted under the Plan shall be contained in an agreement between the participant and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan. The terms of Awards may or not require a performance condition in order to vest the equity comprised in the relevant Award. The terms of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2021 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 100% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Committee at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the “Grant Date”). Each Option shall be subject to earlier termination as expressly provided in the 2021 Incentive Plan or as determined by the Committee, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2021 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2021 Incentive Plan (but not Awards previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Award shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2021 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2021 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2021 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Incentive Stock Options (ISO)

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient, if any.

Nonstatutory Stock Options (Non-ISO)

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The common stock acquired under the 2021 Incentive Plan may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and cast on this proposal is required for the approval of the 2021 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE IPSIDY INC. 2021 INCENTIVE PLAN AND THE RESERVATION OF 1,250,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 4

NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding, advisory vote to approve of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

Please read the “Executive Compensation” beginning on page 16 for additional details about our executive compensation program, including information about the fiscal year 2020 compensation of our named executive officers. We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to vote for or against approval of the compensation of the named executive officers that is disclosed in this Proxy Statement by voting on the following resolution (or by abstaining with respect to the resolution):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2021 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it is not binding on either the Board of Directors or the Company. Although non-binding, the Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Required Vote

Adoption of the resolution requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE
THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE
COMPANY’S EXECUTIVE OFFICERS.

PROPOSAL 5

TO VOTE, ON AN ADVISORY BASIS, THE PREFERRED

FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE

COMPENSATION, REFERRED TO AS “SAY-ON-FREQUENCY”

Section 14A of the Securities Exchange Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our Named Executive Officers, which we refer to as say-on-frequency. By voting with respect to this Proposal 5, stockholders may indicate whether they would prefer that we conduct future say-on-pay votes once every year, every two years or every three years. Stockholders, if they wish, also may abstain from casting a vote on this proposal.

After careful consideration, our Board of Directors has determined that a say-on-pay vote on executive compensation once every three years is the best approach for the Company, and therefore our Board recommends that you vote for a three-year interval between the say-on-pay votes.

Our Board of Directors recognizes the importance of stockholder input on executive compensation and has determined that a say-on-pay vote every three years will provide our stockholders with adequate input. The Board believes that a three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and implement any desired changes to our executive compensation policies and procedures, and will provide investors sufficient time to evaluate the effectiveness of our executive compensation program as it relates to the business outcomes of the Company. Finally, the three year interval will avoid the additional administrative burden on the Company of engaging in annual votes on executive compensation. Any stockholder who desires to provide input before the expiration of three years is welcome to contact the Board.

As with your vote on Proposal 4 above, your vote on this Proposal 6 is advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. However, our Board and our Compensation Committee value the opinions of our stockholders and we will take our stockholders’ preferences into account in making determinations regarding the frequency of the say-on-pay vote.

Required Vote

Adoption of the resolution requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE SAY-ON-PAY ON EXECUTIVE COMPENSATION EVERY THREE YEARS

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Ipsidy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 may be obtained without charge by writing to the Chief Financial Officer, Ipsidy Inc., 670 Long Beach Boulevard, Long Beach, New York 11561. Ipsidy’s Annual Report on Form 10-K can also be found on Ipsidy’s website: www.authid.ai.

Stockholders Proposals for the 2022 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2022 Annual Meeting must be received by the Company no later than July 20, 2022 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Proposals should be addressed to Ipsidy Inc., Attn. Corporate Secretary, 670 Long Beach Boulevard, Long Beach, New York 11561.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2022 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before October 3, 2022 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders’ proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If we first receive notice of the matter after October 3, 2022, and the matter nonetheless is permitted to be presented at the 2022 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. Accordingly, with respect to the Company’s 2022 annual meeting of stockholders, notice must be provided to Ipsidy Inc., Attn. Corporate Secretary, 670 Long Beach Boulevard, Long Beach, New York 11561 no later than October 3, 2022. If a stockholder fails to provide timely notice of a proposal to be presented at the 2022 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Phillip L. Kumnick
Phillip L. Kumnick
Chair of the Board of Directors

Exhibit A

IPSIDY INC. 2021 EQUITY INCENTIVE PLAN

IPSIDY INC. DBA AUTHID.AI

2021 EQUITY Incentive Plan

This IPSIDY INC. 2021 Equity Incentive Plan (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making equity incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	“Board” - The Board of Directors of the Company.

(b)	” Cause” means (a) embezzlement or misappropriation of funds; (b) conviction of, or entry of a plea of nolo contendre to, a felony involving moral turpitude; (c) commission of material acts of dishonesty, fraud, or deceit; (d) breach of any material provisions of any employment agreement, confidentiality agreement or invention assignment agreement; (e) habitual or willful neglect of duties; (f) breach of fiduciary duty; or (g) material violation of any other duty whether imposed by law or the Board.

(c)	“Code” - The Internal Revenue Code of 1986, and applicable regulations promulgated thereunder as amended from time to time.

(d)	“Committee” - The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the ” Exchange Act”).

(e)	“Company” - IPSIDY INC. and its subsidiaries including subsidiaries of subsidiaries.

(f)	“Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(g)	“Fair Market Value” - The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.

(h)	“Grant” - The grant of any form of Stock Option, Stock Award, or Stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)	“Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)	“Incentive Stock Option” – An Incentive Stock Option, granted in accordance with Section 422 of Code,

(k)	“Option” - Either an Incentive Stock Option, or a Non-statutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option may be referred to as an “Optionee.”

(l)	“Participant” - A director, officer, employee or consultant of the Company to whom a Grant has been made under the Plan.

(m)	“Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(n)	“Securities Act” - The Securities Act of 1933, as amended from time to time.

(o)	“Stock” - Authorized and issued or unissued shares of common stock of the Company par value $0.0001 each.

(p)	“Stock Award” - A Grant made under the Plan in Stock, denominated in units of Stock or denominated in some other method reflecting an increase in value of Stock or some other security of the Company, for which the Participant is not obligated to pay additional consideration.

2.	Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee and all references in the Plan to the Board shall be deemed to include reference to the Committee, as applicable and all references to any authority, discretion or power of determination granted to the Board under the Plan shall be deemed to include grant of such authority discretion and power of determination to the Committee. Subject to the provisions of the Plan, the Board shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Non-statutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the Fair Market Value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions (ie performance terms and conditions or market criteria) to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant, including the vesting conditions (or waiver of any vesting conditions) and the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility; Cancellation.

(a)	General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)	Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Non-statutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Non-statutory Option.

(c)	Non-statutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Non-statutory Option” or which sets forth the intention of the parties that the Option be a Non-statutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of the foregoing Section 3(b) shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

(e)	Cancellation and Rescission of Grants. Unless an agreement with a Participant specifies otherwise, the Board may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with any applicable provisions of their agreement pertaining to the Grant and/or the Plan, or any material provisions of any agreement entered with the Company including, but not limited to, any employment agreement, consulting agreement, confidentiality agreement or invention assignment agreement. Upon exercise, payment or delivery pursuant to a Grant, the Participant shall, if required by the Board, certify on a form acceptable to the Board that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 3(e) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)	Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed the aggregate of (i) 1,250,000, and (ii) such number of shares of Stock which are allocated to awards granted under other compensation plans, which are cancelled, forfeited, repurchased, or lapse after the effective date of this Plan and which shall thereafter become available for Grants under the Plan, and (iii) such number of shares of Stock that are available for awards under the 2017 Incentive Stock Plan but which are not allocated to any award or grant under such plan as of the effective date of the Plan and which shall thereafter become available for Grants under the Plan. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)	Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)	Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under any Stock Awards or Restricted Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.	Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares of Stock to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)	Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)	Non-Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

(iii)	For the purposes of this Section 5(b), Fair Market Value, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the common stock is listed on a national securities exchange, the closing price of the common stock in the principal trading market for the common stock on such date, as reported by the exchange (or on the last preceding trading date if such security was not traded on such date); (ii) if the common stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the average of the bid and asked prices on such date, as reported by the OTC Bulletin Board or OTC Markets Inc. or similar publisher of such quotations; and (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above or if there is no or limited trading volume or limited liquidity in the common stock as determined by the Board in its sole discretion, the Fair Market Value shall be determined by the Board, which determination shall be conclusive and binding.

(c)	Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(b) or (g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)	in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)	through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (1) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (2) to the Company to deliver the purchased shares directly to such brokerage firm in order to complete the sale transaction.

(iii)	by cancellation of shares of Stock which are allocated to the Option, based on the Fair Market Value of the Stock on the date of exercise, by the “net exercise method”, as set forth in the relevant Grant.

(iv)	At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (1) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (2) in such other form of consideration permitted by the State of Delaware corporations law as may be acceptable to the Board.

(d)	Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually unless the Board determines otherwise. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board authorizes the granting of such Option.

(e)	Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(f)	Termination of Status as Employee, Consultant or Director:

(i)	Incentive Stock Options. If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall, have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of “termination for Cause”, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

(ii)	Non-statutory Options. With respect to Non-statutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of “termination for Cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option,) following termination of employment or services as the Board deems reasonable and appropriate (whether such determination is made by the Board at the time of Grant, or subsequently during the term of any Option, including upon or following termination of employment or services). The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services, subject to any determination of the Board to vest additional shares of Stock following such termination. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without Cause.

(iii)	Employment Agreements. In the event the terms contained in this Section 5(f) conflict with that of an employment agreement entered between the Company and an Optionee, then the terms of the employment agreement shall govern.

(g)	Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(f)(i) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(h)	Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Non-statutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(i)	Non-transferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(j)	Recapitalization; Reorganization:

(i)	Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been ” effected without receipt of consideration ” by the Company.

(ii)	In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(e) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

(iii)	Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

(iv)	In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

(v)	To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

(vi)	Except as expressly provided in this Section 5(j), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

(vii)	The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(k)	Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(j) hereof.

(l)	Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(l), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(m)	Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(o) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(n)	Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(o)	Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, pursuant to forms which shall be approved by the Board of Directors from time to time (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)	Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement pursuant to forms which shall be approved by the Board from time to time.

(ii)	Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such conditions established by the Board, and set forth in the Restricted Stock Purchase Offer Agreement, which may include but are not limited to (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board shall determine, in their sole discretion, consistent with the provisions of the Plan, which may include, but are not limited to, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer pursuant to forms which shall be approved by the Board from time to time. Restricted Stock Purchase Offers may be made at par value or any such amount greater than par value as the Board shall determine.

(b)	Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of this Section 6(b). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)	Nonassignability.

(i)	Except pursuant to Section 6(d)(iii) and except as set forth in Section 6(c)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)	Where a Participant terminates employment and retains a Grant pursuant to Section 6(d)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(d)	Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(d), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)	Retirement Under a Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)	Rights in the Best Interests of the Company. When a Participant resigns from or is terminated by the Company and, in the judgment of the Board, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii)	Death or Disability of a Participant.

(1)	In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)	In the event a Participant is deemed by the Board to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for Cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)	After the death or disability of a Participant, the Board may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board, shall be binding and conclusive.

7.	Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.	Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Non-statutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.	Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares of Stock under such Grants, an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.	Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer. Notice may also by given by e-mail to legal@authid.ai

11.	Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

12.	Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

13.	Effective and Termination Dates. The Plan shall become effective on the date it is approved by a resolution of the stockholders of the Company. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

authID.ai

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IPSIDY INC. Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 - 4 and for every 3 YEARS on Proposal 5.

+

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Thomas L. Thimot	☐	☐	02 - Phillip L. Kumnick	☐	☐	03 - Philip R. Broenniman	☐	☐
04 - Michael A. Gorriz	☐	☐	05 - Michael L. Koehneman	☐	☐	06 - Neepa Patel	☐	☐
07 - Jacqueline L. White	☐	☐						

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X +

03JLRB

Annual Meeting of IPSIDY INC. Stockholders

December 29, 2021 10:00am EST

The Annual Meeting of Stockholders of IPSIDY INC. will be held on
Wednesday, December 29, 2021 EST, virtually via the internet at **https://edge.media-server.com/mmc/p/afo9uvqp**

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
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IPSIDY INC.

Notice of the Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — December 29, 2021

Thomas L. Thimot and Stuart P. Stoller each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of IPSIDY INC. to be held on December 29, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 - 4 and for every 3 YEARS on item 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.